UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2006

SOLITARIO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-05602 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant's telephone number, including area code: Registrant's facsimile number, including area code:	(303) 534-1030 (303) 534-1809

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 1, 2006, Solitario Resources Corporation (the "Company") entered into a consulting agreement with Mark E. Jones, III, a director and vice-chairman of the board of directors of the Company.

The consulting agreement is effective immediately and has a two-year term. Under the agreement, Mr. Jones will advise the Company on matters of strategic direction, planning, and identification of corporate opportunities, when and as requested by the Company. In consideration for the services to be performed by Mr. Jones, he will be paid a one time lump sum payment of $160,000, plus pre-approved, documented expenses incurred in performance of the consulting services.

The consulting agreement is attached as Exhibit 99.1 hereto.

ITEM 9.01 (d)	FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Exhibit Description
99.1	Solitario Resources Corp. Consulting Agreement with Mark E. Jones, III, dated as of September 1, 2006.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 7, 2006

Solitario Resources Corporation

By:	/s/ Christopher E. Herald
Christopher E. Herald President and CEO

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